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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): October 26, 2000


                      ELECTRONIC DATA SYSTEMS CORPORATION
            (Exact name of registrant as specified in its charter)


           Delaware                   01-11779                75-2548221
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation              File Number)          Identification No.)

                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                   (Address of Principal Executive Offices,
                              Including Zip Code)

      Registrant's telephone number, including area code: (972) 604-6000



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Item 5. Other Events.

        On October 26, 2000, Electronic Data Systems Corporation, a Delaware corporation, issued the press release attached as Exhibit 99(a) hereto.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit
     Number           Description of Document
     -------          -----------------------

      99(a) Press Release of Electronic Data Systems Corporation dated October 26, 2000.




                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ELECTRONIC DATA SYSTEMS
                                    CORPORATION


October 31, 2000                    By:  /s/ D. Gilbert Friedlander
                                        ----------------------------------------
                                        D. Gilbert Friedlander, Senior Vice
                                        President, General Counsel and Secretary




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